SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    Form 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 15, 2002

                             CHELL GROUP CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         NEW YORK                   005-524525                     112805051
 -------------------------------------------------------------------------------
     (State or other               (Commission                (IRS Employer of
jurisdiction incorporation)        File Number)              Identification No.)

                14 METEOR DRIVE, TORONTO, ONTARIO CANADA, M9W 1A4
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (416) 675-6666

         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

--------------------------------------------------------------------------------

Item 2. Acquisition or Disposition of Assets

      On March 15, 2002, Chell Group Corporation (the "Company") closed the Share Purchase Agreement (the "Agreement") dated as of December 13, 2001, as amended, by and among the Company, Chell Merchant Capital Group, Inc., a wholly-owned subsidiary of the Company (the "Buyer"), Melanie Johannesen, Randy Baxandall, Morris Chynoweth, Elaine Chynoweth, the Johannesen Family Trust, the Baxandall Family Trust, the Merc Family Trust, Logicorp Data Systems Ltd. ("Logicorp Data"), 123557 Alberta Ltd. ("123557"), Logicorp Service Group Ltd. ("Logicorp Group") and 591360 Alberta Ltd. ("591360").

      Although not required by New York corporate law, the transaction is subject to shareholder approval for purposes of compliance with Nasdaq Marketplace Rule 4350(i)(1)(D)(ii). Mr. Cameron Chell, the Company's Chief Executive Officer, has executed an irrevocable proxy on behalf of Chell.com, Ltd., the Company's majority shareholder as of the record date set for the upcoming Shareholders' Meeting agreeing to vote its shares to approve the Logicorp transaction at the shareholders' meeting at which such approval will be submitted to the shareholders for ratification. Pursuant to the Logicorp transaction, the Company acquired all of the issued and outstanding securities of Logicorp Data, 123557, Logicorp Group and 591360 (the "Logicorp Securities"). In consideration for such acquisition, in addition to cash payments in the amount of Cdn$1,500,000 and the issuance of Promissory Notes in the amount of Cdn$2,540,000, the Company is issuing to the former shareholders of the Logicorp Securities five million three hundred fifty five thousand (5,355,000) exchangeable shares of the Company's wholly-owned subsidiary Chell Merchant Capital Group ("CMCG"), which are being valued for purposes of the transaction at US$1.20 per share, representing the market price of the Company's shares on the effective date of the Agreement (the "Exchangeable Shares"). Accordingly, such issuance has resulted in an increase of US$6,426,000 million dollars in the Company's shareholders' equity.

      The Exchangeable Shares have voting rights in the Company equivalent to the number of shares into which they are exchangeable and are exchangeable into shares of the Company's Common Stock on a one for one basis upon the occurrence of certain events. In addition, the Exchangeable Shares were deposited in escrow at the closing of the transaction and will not be released until the shareholders of the Company ratify the Logicorp transaction and approve the issuance of the shares of the Common Stock of the Company issuable upon the exchange of the Exchangeable Shares. While the Exchangeable Shares are in escrow, the holders of the Exhangeable Shares are not entitled to vote, transfer or encumber such shares, nor are they entitled to dividends.

      Attached as Exhibit "B" and made a part hereof is a schedule of the holders of the Exchangeable Shares. We have been advised that such holders do not have an agreement with each other with respect to the voting of the Company's shares. No shareholder or related shareholders are receiving a number of Exchangeable Shares which upon conversion into shares of Common Stock of the Company will be in excess of approximately 12% of the number of issued and outstanding shares of Common Stock of the Company.

      Attached hereto and made a part hereof are Pro Forma financial projections with respect to the Logicorp transaction as of August 31, 2001 the last day of the Company's last fiscal year and December 31, 2001.

Item 7. Financial Statements and Exhibits

Set forth below is a list of the Exhibits applicable to this Current Report on Form 8-K/A numbered in accordance with Item 601 of Regulation S-K.

(a) Financial Statements of the businesses in which the Registrant acquired securities.

      Balance sheet and statements of income and cash flows of Logicorp Data Systems, Ltd., Logicorp Service Group, Ltd. and 591360 Alberta Ltd. for the fiscal years ended June 30, 2001 and 2000 and 123557 Alberta Ltd for the fiscal years ended October 31, 2001 and 2000.

(b) Pro forma financial data reflecting the combination of the Company and Logicorp Data, 123557, Logicorp Group and 591360 for the periods ended August 31, 2001 and December 31, 2001.

(c) Set forth below is a list of the Exhibits applicable to this Current Report on Form 8-K/A, numbered in accordance with Item 601 of Regulation S-K.

Exhibit "2.1"     Share Purchase Agreement by and among Chell Group Corporation,
                  Chell Merchant Capital Group, Inc., Melanie Johannesen, Randy
                  Baxandall, Morris Chynoweth, Elaine Chynoweth, the Johannesen
                  Family Trust, the Baxandall Family Trust, the Merc Family
                  Trust, Logicorp Data Systems Ltd., 123557 Alberta Ltd.,
                  Logicorp Service Group Ltd. and 591360 Alberta Ltd. +

+     Incorporated by reference. See Exhibit Index

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Chell Group Corporation
                                       a New York Corporation


Date: March 19, 2002                   By: /s/ Don Pagnutti
                                           -------------------------------------
                                           Don Pagnutti, Vice President,
                                           Finance and Chief Financial Officer

================================================================================
                                                      LOGICORP DATA SYSTEMS LTD.
================================================================================

                                                            FINANCIAL STATEMENTS
                                                                   JUNE 30, 2001

                                                                 [LOGO] LOGICORP

================================================================================
                                                      LOGICORP DATA SYSTEMS LTD.
================================================================================

                                                                            2001

                                                                        CONTENTS

                                                                            PAGE
                                                                            ----

AUDITORS' REPORT                                                              1

FINANCIAL STATEMENTS

Balance Sheet                                                                 2

Statements of Loss and Retained Earnings                                      3

Statement of Cash Flows                                                       4

Notes to the Financial Statements                                            5-9

Schedule of Branch Operations                                                 10

Schedule of Corporate Office                                                  11

                         [LETTERHEAD OF GRANT THORNTON]

Auditors' Report

To the Shareholders of
Logicorp Data Systems Ltd.

We have audited the balance sheet of Logicorp Data Systems Ltd. as at June 30, 2001 and the statements of loss and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the company as at June 30, 2001 and the results of its operations and cash flows for the year then ended in accordance with Canadian generally accepted accounting principles.


                                        /s/ Grant Thornton LLP
Edmonton, Canada
September 6, 2001                               Chartered Accountants

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                                                   BALANCE SHEET
                                                                   AS AT JUNE 30

                                     ASSETS

                                                            2001            2000
--------------------------------------------------------------------------------
CURRENT
  Accounts receivable                                $ 8,536,751     $ 7,722,714
  Inventory                                            1,549,794       1,726,787
  Income taxes receivable                                 35,693          37,945
  Prepaid expenses                                        99,227         121,316
--------------------------------------------------------------------------------

                                                      10,221,465       9,608,762

CAPITAL ASSETS (Note 2)                                1,356,880         837,882
--------------------------------------------------------------------------------

                                                     $11,578,345     $10,446,644
================================================================================

                                  LIABILITIES
CURRENT
  Bank indebtedness (Note 3)                         $ 3,322,930     $ 2,270,523
  Accounts payable and accrued liabilities             5,882,472       6,217,742
  Current portion of amounts Due to RCA Trusts            48,000          48,000
--------------------------------------------------------------------------------

                                                       9,253,402       8,536,265

DUE TO AFFILIATED COMPANY (Note 4)                       561,532         524,445

DUE TO RCA TRUSTS (Note 5)                             1,020,454         863,195

DUE TO RELATED PARTIES (Note 6)                          298,628          73,628
--------------------------------------------------------------------------------

                                                      11,134,016       9,997,533
--------------------------------------------------------------------------------

                              SHAREHOLDERS' EQUITY
SHARE CAPITAL (Note 7)                                        99              99

RETAINED EARNINGS                                        444,230         449,012
--------------------------------------------------------------------------------

                                                         444,329         449,111
--------------------------------------------------------------------------------

                                                     $11,578,345     $10,446,644
================================================================================

COMMITMENTS (Note 9)

APPROVED ON BEHALF OF THE BOARD:

_____________________________ Director
_____________________________ Director

               See accompanying notes to the financial statements


                                                                              2.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                        STATEMENTS OF LOSS AND RETAINED EARNINGS
                                                    FOR THE PERIOD ENDED JUNE 30

                                                            2001           2000
                                                      (12 Months)     (4 Months)
--------------------------------------------------------------------------------

EARNINGS (LOSS) FROM BRANCH OPERATIONS (Page 10)       $ 603,911      $     (65)

(LOSS) EARNINGS FROM CORPORATE OFFICE  (Page 11)        (200,971)        71,455
--------------------------------------------------------------------------------

EARNINGS FROM OPERATIONS                                 402,940         71,390

OTHER REVENUE AND (EXPENSE)

  Interest revenue                                         3,593          2,791
  Retirement compensation agreements                    (400,000)            --
--------------------------------------------------------------------------------

NET EARNINGS BEFORE INCOME TAXES                           6,533         74,181

PROVISION FOR INCOME TAXES                                11,315          7,903
--------------------------------------------------------------------------------

NET (LOSS) EARNINGS                                       (4,782)        66,278

RETAINED EARNINGS, beginning of period                   449,012        382,734
--------------------------------------------------------------------------------

RETAINED EARNINGS, end of period                       $ 444,230      $ 449,012
================================================================================

               See accompanying notes to the financial statements


                                                                              3.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                                         STATEMENT OF CASH FLOWS
                                                    FOR THE PERIOD ENDED JUNE 30

                                                           2001            2000
                                                     (12 Months)      (4 Months)
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS

OPERATING ACTIVITIES
  Net (loss) earnings                               $    (4,782)    $    66,278
  Items not requiring an outlay of cash:
     Amortization                                       122,046          29,075
--------------------------------------------------------------------------------

                                                        117,264          95,353
CHANGES IN NON-CASH WORKING CAPITAL BALANCES
  Accounts receivable                                  (814,037)      1,089,473
  Inventory                                             176,993        (104,290)
  Prepaid expenses                                       22,089         (40,512)
  Accounts payable and accrued liabilities             (335,270)     (1,591,077)
  Income taxes receivable                                 2,252           1,583
--------------------------------------------------------------------------------

                                                       (830,709)       (549,470)
--------------------------------------------------------------------------------

FINANCING ACTIVITIES
  Advances from Directors                               225,000              --
  Advances from (to) affiliated company                  37,087        (240,126)
  Advances from (to) RCA Trusts                         157,259         (38,353)
--------------------------------------------------------------------------------

                                                        419,346        (278,479)
--------------------------------------------------------------------------------

INVESTING ACTIVITIES
  Additions to capital assets                          (641,044)        (28,954)
--------------------------------------------------------------------------------

DECREASE IN CASH AND CASH
  EQUIVALENTS                                        (1,052,407)       (856,903)

BANK INDEBTEDNESS, beginning of period               (2,270,523)     (1,413,620)
--------------------------------------------------------------------------------

BANK INDEBTEDNESS, end of period                    $(3,322,930)    $(2,270,523)
================================================================================

SUPPLEMENTARY CASH FLOW INFORMATION:
  Interest paid                                     $   311,022     $    59,794
  Income taxes                                            3,294           6,320

               See accompanying notes to the financial statements


                                                                              4.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   JUNE 30, 2001

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      (a)   Nature of operations

            The company is a computer service organization which specializes in the supply and integration of computer products, with branches in Vancouver, Calgary, Edmonton and Saskatoon. The company serves both large and small organizations and is particularly valued by organizations having complex data and communication configurations.

      (b)   Cash and cash equivalents

            Cash and cash equivalents include cash on hand and balances with banks, net of bank overdrafts. The operating line of credit is included in cash and cash equivalents.

      (c)   Inventory

            Inventory is valued at the lower of cost and net realizable value. Cost is determined on a first-in, first-out basis.

      (d)   Capital assets

            Capital assets are recorded at cost. Amortization is provided annually at rates calculated to write-off the assets over their estimated useful lives as follows:

                        Automotive equipment            30% diminishing balance
                        Computer equipment              30% diminishing balance
                        Computer software               30% diminishing balance
                        Leasehold improvements          20% diminishing balance
                        Office equipment                20% diminishing balance
                        Small tools                     100% diminishing balance

      (e)   Revenue recognition

            For product sold, revenue is recognized when the product is shipped. For maintenance contracts, revenue is recognized when the service has been provided.

      (f)   Use of estimates

            In preparing the company's financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenue and expenses during the period. Actual results could differ from these estimates.


                                                                              5.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   JUNE 30, 2001

--------------------------------------------------------------------------------

2. CAPITAL ASSETS

                                         Accumulated           2001         2000
                                 Cost   Amortization       Net Book     Net Book
                                                              Value        Value
--------------------------------------------------------------------------------

   Automotive equipment    $   23,300     $   12,027     $   11,273     $    318
   Computer equipment          38,154         28,613          9,541        9,812
   Computer software          888,611         28,985        859,626      325,399
   Leasehold improvements     142,004         60,883         81,121       80,531
   Office equipment           662,885        267,566        395,319      421,822
   Small tools                    791            791             --           --
--------------------------------------------------------------------------------

                           $1,755,745     $  398,865     $1,356,880     $837,882
================================================================================

3. BANK INDEBTEDNESS

   Bank indebtedness bears interest at 0.82% over the bank prime rate and consists of the following:

                                                        2001                2000
--------------------------------------------------------------------------------

   Bank overdraft                                 $  927,112          $  615,523
   Operating line of credit                        2,395,818           1,655,000
--------------------------------------------------------------------------------

                                                  $3,322,930          $2,270,523
================================================================================

   As collateral for the bank indebtedness the company has provided a General Security Agreement, a guarantee and postponement of claim for amounts owed to Directors, related companies and RCA Trusts. In addition, the company's Directors have provided guarantees in the amount of $1,050,000. Credit available under the operating line of credit is $3,000,000.

4. DUE TO AFFILIATED COMPANY

   The amounts due to Logicorp Service Group Ltd. are unsecured, non-interest bearing and have no specific terms of repayment.


                                                                              6.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   JUNE 30, 2001

--------------------------------------------------------------------------------

5. DUE TO RCA TRUSTS

                                                             2001           2000
--------------------------------------------------------------------------------

   Amounts due to retirement compensation
     agreements (RCA) trusts                           $1,068,454       $911,195
   Less amounts due within one year                        48,000         48,000
--------------------------------------------------------------------------------

                                                       $1,020,454       $863,195
================================================================================

   The amounts due to the RCA Trusts are secured by promissory notes repayable in quarterly installments of $12,000 plus interest at prime +4 3/4%.

   Estimated principal repayments in each of the next four years is as follows:

                     2002                                 $ 48,000
                     2003                                   48,000
                     2004                                   48,000
                     2005                                   48,000
                     Subsequent                            876,454

6. DUE TO RELATED PARTIES

   Amounts due to related parties are unsecured, non-interest bearing and have no specific terms of repayment.

    Due to (from) Directors                          $ 19,794         $ (55,206)
    Due to Director's Family Trusts                   200,000           100,000
    Due to other related parties                       78,834            28,834
--------------------------------------------------------------------------------
                                                     $298,628         $  73,628
================================================================================

7. SHARE CAPITAL

   Authorized
   Unlimited Class A common voting shares
   Unlimited Class B common voting shares
   Unlimited Class C preferred shares

                                                              2001          2000
--------------------------------------------------------------------------------

   Issued
   1,980 Class A common voting shares                          $99           $99
================================================================================


                                                                              7.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   JUNE 30, 2001

--------------------------------------------------------------------------------

8. RELATED PARTY TRANSACTIONS

   The company is affiliated with Logicorp Service Group Ltd. by virtue of common control. During the year the company purchased services from Logicorp Service Group Ltd. and charged fees to Logicorp Service Group Ltd. as follows:

                                                           2001             2000
--------------------------------------------------------------------------------

   Services purchased                                $1,674,325         $633,456
   Administrative support charged                    $  780,392         $474,000

   The administrative support consists of rent allocation, business taxes, insurance, administrative wages and other administration charges paid by the company on behalf of Logicorp Service Group Ltd.

9. LEASE COMMITMENTS

      The company leases office space and equipment for its operations in Edmonton, Calgary, Vancouver and Saskatoon. Lease terms vary from four to six years. Base lease payable for the next five years is as follows:

                         2002                             $530,000
                         2003                              530,000
                         2004                              530,000
                         2005                              530,000
                         2006                              530,000

10. FINANCIAL INSTRUMENTS

   Financial instruments consist of accounts receivable, bank indebtedness, accounts payable and accrued liabilities, amounts due to affiliated company, amounts due to RCA trusts and amounts due to related parties.

   Credit risk

   The company is subject to credit risk through trade receivables. Credit risk is minimized by a large customer base and its geographic dispersion. The company maintains provisions for potential credit losses and any such losses to date have been within management's expectations.

   Fair value of financial instruments

   The carrying value of accounts receivable, bank indebtedness, accounts payable and accrued liabilities approximate fair value because of the near term maturity of these instruments. It was not practicable to determine the fair value of amounts due to affiliated company, RCA trusts or related parties as there is no secondary market for these financial instruments.

   Interest rate risk

   Bank indebtedness bears interest at a floating rate. The floating rate debt is subject to interest rate cash flow risk, as the required cash flows to service the debt will fluctuate as a result of changes in market rates. It is management's opinion that interest rate risk is not significant.


                                                                              8.

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                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   JUNE 30, 2001

--------------------------------------------------------------------------------

11. COMPARATIVE FIGURES

    Certain of the prior year's figures have been reclassified to conform to the current period's financial statement presentaion.


                                                                              9.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                                            FINANCIAL STATEMENTS
                                                                   June 30, 2000

                                                                 [LOGO] LOGICORP

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                                                   JUNE 30, 2000

                                                                        CONTENTS

                                                                            Page
                                                                            ----

AUDITOR'S REPORT                                                               1

FINANCIAL STATEMENTS

Balance Sheet                                                                  2

Statement of Income and Retained Earnings                                      3

Statement of Cash Flows                                                        4

Notes to Financial Statements                                                5-9

Schedule of Branch Operations                                                 10

Schedule of Corporate Operations                                              11

                                                                AUDITOR'S REPORT

To the Shareholders of:
LOGICORP DATA SYSTEMS LTD.

We have audited the balance sheet of LOGICORP DATA SYSTEMS LTD. as at June 30, 2000 and the statements of income, retained earnings and changes in financial position for the year then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the company as at June 30, 2000 and the results of its operations and the changes in its financial position for the year then ended in accordance with generally accepted accounting principles.

Edmonton, Alberta
July 19, 2000                                              CHARTERED ACCOUNTANTS


                                                                              1.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                                                   BALANCE SHEET
                                                                           AS AT

                                     ASSETS

                                                   June 30, 2000    Feb 29, 2000
--------------------------------------------------------------------------------
CURRENT
  Accounts receivable                               $ 7,722,714      $ 8,812,187
  Inventory (Note 2)                                  1,726,787        1,622,497
  Income taxes receivable                                37,945           39,528
  Prepaid expenses                                      121,316           80,804
--------------------------------------------------------------------------------

                                                      9,608,762       10,555,016

CAPITAL ASSETS (Note 3)                                 837,882          838,003
--------------------------------------------------------------------------------

                                                    $10,446,644      $11,393,019
================================================================================

                                  LIABILITIES
CURRENT
  Bank indebtedness (Note 5)                        $ 2,270,523      $ 1,413,620
  Accounts payable and accrued liabilities            6,217,742        7,808,819
  Current portion of amounts Due to RCA Trusts           48,000           48,000
--------------------------------------------------------------------------------

                                                      8,536,265        9,270,439

DUE TO AFFILIATED COMPANY (Note 6)                      524,445          764,571

DUE TO RCA TRUSTS (Note 7)                              863,195          901,548

DUE TO SHAREHOLDERS (Note 4)                             73,628           73,628
--------------------------------------------------------------------------------

                                                      9,997,533       11,010,186
--------------------------------------------------------------------------------

                              SHAREHOLDERS' EQUITY
SHARE CAPITAL (Note 8)                                       99               99

RETAINED EARNINGS                                       449,012          382,734
--------------------------------------------------------------------------------

                                                        449,111          382,833
--------------------------------------------------------------------------------

                                                    $10,446,644      $11,393,019
================================================================================

APPROVED ON BEHALF OF THE BOARD:

_____________________________ Director
_____________________________ Director

               See accompanying notes to the financial statements


                                                                              2.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                                  STATEMENTS OF LOSS AND DEFICIT
                                                            FOR THE PERIOD ENDED

                                                JUNE 30, 2000       Feb 29, 2000
                                                  (4 Months)         (12 Months)
--------------------------------------------------------------------------------

SALES                                            $   633,456        $ 1,804,346
--------------------------------------------------------------------------------

COST OF SALES
  Product                                             85,918            112,007
  Administrative support                             474,000          1,035,000
  Salaries, wages and benefits                       101,186            373,793
--------------------------------------------------------------------------------

                                                     661,104          1,520,800
--------------------------------------------------------------------------------

GROSS PROFIT                                         (27,648)           283,546
--------------------------------------------------------------------------------

EXPENSES
  Advertising and promotion                               --              5,895
  Interest and bank charges                            1,491              3,800
  Office expense                                          41              8,973
  Professional fees                                       --                591
  Salaries and benefits                               33,856             30,050
  Training                                               728             11,809
  Travel                                                 580             19,931
--------------------------------------------------------------------------------

                                                      36,696             81,049
--------------------------------------------------------------------------------

(LOSS) INCOME FROM OPERATIONS                        (64,344)           202,497
--------------------------------------------------------------------------------

OTHER REVENUE
  Interest revenue                                        --                 68
--------------------------------------------------------------------------------

NET (LOSS) INCOME BEFORE INCOME TAXES                (64,344)           202,565
(RECOVERY OF) PROVISION FOR
  INCOME TAXES                                        (7,568)            32,624
--------------------------------------------------------------------------------

NET (LOSS) INCOME                                    (56,776)           169,941

RETAINED EARNINGS, beginning of period                33,827             13,886

DIVIDENDS                                                 --           (150,000)
--------------------------------------------------------------------------------

(DEFICIT) RETAINED EARNINGS, end
  of period                                      $   (22,949)       $    33,827
================================================================================

               See accompanying notes to the financial statements


                                                                              3.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                                         STATEMENT OF CASH FLOWS
                                                            FOR THE PERIOD ENDED

                                                   June 30, 2000    Feb 29, 2000
                                                     (4 Months)      (12 Months)
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS

OPERATING ACTIVITIES
  Net income (loss)                                 $    66,278     $   (22,023)
  Items not requiring an outlay of cash:
     Amortization                                        29,075          94,329
--------------------------------------------------------------------------------

                                                         95,353          72,306

CHANGES IN NON-CASH WORKING CAPITAL BALANCES
  Accounts receivable                                 1,089,473      (1,559,053)
  Inventory                                            (104,290)      1,008,274
  Prepaid expenses                                      (40,512)        (10,248)
  Accounts payable and accrued liabilities           (1,591,077)        792,304
  Income taxes receivable                                 1,583         (48,036)
--------------------------------------------------------------------------------

                                                       (549,470)        255,547
--------------------------------------------------------------------------------

FINANCING ACTIVITIES
  Advances from shareholders                                 --          75,000
  Advances (to) from affiliated company                (240,127)        568,278
  (Decrease) increase in Due to RCA Trusts              (38,353)        234,738
--------------------------------------------------------------------------------

                                                       (278,480)        878,016
--------------------------------------------------------------------------------

INVESTING ACTIVITIES
  Additions to capital assets                           (28,954)       (744,030)
--------------------------------------------------------------------------------

(DECREASE) INCREASE IN CASH AND
  CASH EQUIVALENTS                                     (856,904)        389,533

BANK INDEBTEDNESS, beginning of period               (1,413,620)     (1,803,153)
--------------------------------------------------------------------------------

BANK INDEBTEDNESS, end of period                    $(2,270,524)    $(1,413,620)
================================================================================

Supplementary cash flow information:
Interest paid                                            47,041          86,699
Income taxes                                              6,320          31,650

            See accompanying notes to the financial statements


                                                                              4.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   June 30, 2000

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      (a)   General

            The company is a computer service organization which specializes in the supply and integration of computer products, with branches in Vancouver, Calgary, Edmonton and Saskatoon. The company serves both large and small organizations and is particularly valued by organizations having complex data and communication configurations.

      (b)   Cash and cash equivalents

            Cash and cash equivalents include cash on hand and balances with banks, net of bank overdrafts. The operating line of credit is included in cash and cash equivalents.

      (c)   Inventory

            Inventory is valued at the lower of cost and net realizable value. Cost is determined on a first-in, first-out basis.

      (d)   Capital Assets

            Capital assets are recorded at cost. Amortization is provided annually at rates calculated to write-off the assets over their estimated useful lives as follows:

                        Automotive equipment           -30% diminishing balance
                        Computer equipment             -30% diminishing balance
                        Computer software              -30% diminishing balance
                        Leasehold improvements         -20% diminishing balance
                        Office equipment               -20% diminishing balance
                        Small tools                    -100% diminishing balance

      (e)   Revenue Recognition

            For product sold, revenue is recognized when the product is shipped. For maintenance contracts, revenue is recognized when the service has been provided.

      (f)   Use of Estimates

            In preparing the company's financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenue and expenses during the period. Actual results could differ from these estimates.


                                                                              5.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   June 30, 2000

--------------------------------------------------------------------------------

2. INVENTORY

   During the prior year, the Company changed the estimate of internally used inventory to have an economic life of approximately 4 years. Office inventory was not previously amortized. Beginning the year ended February 29, 2000, office inventory has been amortized on a straight line basis at 2% per month. This change in estimate resulted in recording amortization of inventory of $39,930 for the current 4 month period, (February 29, 2000
   - $137,028 for the prior 12 month period).

3. CAPITAL ASSETS

                                         Accumulated     June 30, 2000      Feb 29, 2000
                               Cost     Amortization          Net Book          Net Book
                                                                 Value             Value
----------------------------------------------------------------------------------------
Automotive equipment        $   10,300      $  9,982          $    318          $    352
Computer equipment              35,010        25,198             9,812            10,902
Computer software              346,397        20,998           325,399           190,485
Leasehold improvements         123,452        42,921            80,531           188,481
Office and equipment           598,753       176,931           421,822           447,783
Small tools                        791           791                --                --
----------------------------------------------------------------------------------------

                            $1,114,703      $276,821          $837,882          $838,003
========================================================================================

   Amortization recorded in the current year amounted to $29,075; (Feb 29, 2000
   - $94,329).

4. DUE TO SHAREHOLDERS

   Amounts due to shareholders are unsecured, non-interest bearing and have no specific terms of repayment.


                                                                              6.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   June 30, 2000

--------------------------------------------------------------------------------

5. BANK INDEBTEDNESS

   Bank indebtedness bears interest at 1% over the bank prime rate and consists of the following:

                                              June 30, 2000         Feb 29, 2000
--------------------------------------------------------------------------------

Bank overdraft                                   $  615,523           $  488,620
Operating line of credit                          1,655,000              925,000
--------------------------------------------------------------------------------

                                                 $2,270,523           $1,413,620
================================================================================

   As collateral for the bank indebtedness the company has provided a General Security Agreement, guarantee and postponement of claim in the amount of $425,000 from Logicorp Service Group Ltd. and guarantees in the amount of $1,800,000 from the Company's Directors.

6. DUE TO AFFILIATED COMPANY

   The amounts due to Logicorp Service Group Ltd. are unsecured, non-interest bearing and have no specific terms of repayment.

7. DUE TO RCA TRUSTS

                                                   June 30, 2000    Feb 29, 2000
--------------------------------------------------------------------------------

Amounts due to retirement compensation
  agreements (RCA) trusts                               $911,195        $949,548
Less amounts due within one year                          48,000          48,000
--------------------------------------------------------------------------------

                                                        $863,195        $901,548
================================================================================

   The amounts due to the RCA Trusts are secured by promissory notes repayable in quarterly installments of $12,000 plus interest at prime +4 3/4%.

   Estimated principal repayments in each of the next five years is as follows:

                   2001                                $ 48,000
                   2002                                  48,000
                   2003                                  48,000
                   2004                                  48,000
                   Subsequent                           719,195


                                                                              7.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   June 30, 2000

--------------------------------------------------------------------------------

 8. SHARE CAPITAL

   Unlimited Class A common voting shares
   Unlimited Class B common voting shares
   Unlimited Class C preferred shares

                                                    June 30, 2000   Feb 29, 2000
--------------------------------------------------------------------------------

   Issued
   1,980 Class A common voting shares                         $99            $99
================================================================================

9. RELATED PARTY TRANSACTIONS

   The company is affiliated with Logicorp Service Group Ltd. by virtue of common control. During the year the company purchased services from Logicorp Service Group Ltd. and charged fees to Logicorp Service Group Ltd. as follows:

                                               June 30, 2000        Feb 29, 2000
--------------------------------------------------------------------------------

Services Purchased                                  $633,456          $1,804,344
Administrative support charged                      $474,000          $1,035,000

   The administrative support consists of rent allocation, business taxes, insurance, administrative wages and other administration charges paid by the company on behalf of Logicorp Service Group Ltd.

10.LEASE COMMITMENTS

   The company leases office space and equipment for its operations in Edmonton, Calgary, Vancouver and Saskatoon. Lease terms vary from four to six years. Base lease payable for the next five years is as follows.

                       2001                              $495,000
                       2002                               495,000
                       2003                               495,000
                       2004                               495,000
                       2005                               495,000


                                                                              8.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   June 30, 2000

--------------------------------------------------------------------------------

11. FINANCIAL INSTRUMENTS

   Credit risk

   The company is subject to credit risk through trade receivables. Credit risk is minimized by a large customer base and its geographic dispersion. The company maintains provisions for potential credit losses and any such losses to date have been within management's expectations.

   Fair value of financial instruments

   The carrying value of bank indebtedness, accounts receivable, inventory and payables and accruals approximate fair value because of the near term maturity of these instruments. It was not practicable to determine the fair value of amounts due to affiliated company, RCA trusts or shareholders as there is no secondary market for these financial instruments.

   Interest rate risk

   Bank indebtedness bears interest at a floating rate. The floating rate debt is subject to interest rate cash flow risk, as the required cash flows to service the debt will fluctuate as a result of changes in market rates. It is management's opinion that interest rate risk is not significant.

12. COMPARATIVE FIGURES

   Certain of the prior year's figures have been restated to conform to the current period's financial statement presentaion.

13. CHANGE OF FISCAL YEAR

   The company has changed its fiscal year end from February 29 to June 30 to better reflect the natural operating cycle of the business.


                                                                              9.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                                   SCHEDULE OF BRANCH OPERATIONS

                                                            FOR THE PERIOD ENDED

                                     Edmonton         Calgary          Vancouver     Saskatoon       June 30, 2000      Feb 29, 2000
                                                                                                       (4 Months)        (12 Months)
SALES                               $7,912,631      $ 6,766,564       $2,757,139    $ 1,332,503       $ 18,768,837       $53,034,932
------------------------------------------------------------------------------------------------------------------------------------
COST OF SALES                        7,549,535        6,498,782        2,517,431      1,347,343         17,913,091        49,937,473
------------------------------------------------------------------------------------------------------------------------------------
GROSS PROFIT                           363,096          267,782          239,708        (14,840)           855,746         3,097,459
------------------------------------------------------------------------------------------------------------------------------------

EXPENSES
  Advertising and promotion             16,287           16,107           34,803          4,200             71,397           240,732
  Amortization                          15,283            4,116            3,215          2,066             24,680            62,248
  Bad debt expense                          --               --               --             --                 --             5,542
  Corporate expense allocation         158,484          135,189           55,140         26,609            375,422         1,083,972
  Insurance                              1,778            1,252              788            493              4,311             8,894
  Interest and bank charges             25,826           19,446            9,135          5,386             59,793           199,489
  Licences, memberships and taxes        4,209            3,786              750            719              9,464            35,658
  Office expenses                       18,153           15,551           16,278          9,305             59,287           164,965
  Professional fees                         --           22,146            2,933             --             25,079            42,052
  Rent                                   6,453            4,731            6,196            890             18,270            49,999
  Salaries and benefits                 54,153           37,467           30,508         16,207            138,335           387,539
  Telephone                              6,801            4,915            4,738          4,153             20,607           129,013
  Training                               2,976            6,621               --             --              9,597            80,983
  Travel                                18,930           12,747            3,557          4,335             39,569           261,600
------------------------------------------------------------------------------------------------------------------------------------

                                       329,333          284,074          168,041         74,363            855,811         2,752,686
------------------------------------------------------------------------------------------------------------------------------------
(LOSS)INCOME FROM
  OPERATIONS                        $   33,763      $   (16,292)      $   71,667    $   (89,203)      $        (65)      $   344,773
====================================================================================================================================

               See accompanying notes to the financial statements


                                                                             10.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                                SCHEDULE OF CORPORATE OPERATIONS

                                                            FOR THE PERIOD ENDED

                                                JUNE 30, 2000       Feb 29, 2000
--------------------------------------------------------------------------------
                                                  (4 Months)         (12 Months)
Revenues                                          $  595,895         $1,550,828
--------------------------------------------------------------------------------

Expenses

Advertising and promotion                             25,267             87,611
Amortization                                           4,395             32,081
Insurance                                             13,887             42,949
Interest and bank charges                                  4             10,270
Licences, memberships and taxes                        3,850              6,731
Office expenses                                       15,348             49,520
Professional fees                                     59,852             84,335
Rent                                                  29,661             26,732
Salaries and benefits                                338,093          1,056,149
Telephone                                              5,590             13,315
Training                                               3,736             22,764
Travel                                                24,757             38,616
--------------------------------------------------------------------------------
                                                     524,440          1,471,073
--------------------------------------------------------------------------------

INCOME FROM OPERATIONS                            $   71,455         $   79,755

================================================================================

               See accompanying notes to the financial statements


                                                                             11.

================================================================================

                                                     LOGICORP SERVICE GROUP LTD.

================================================================================

                                                            FINANCIAL STATEMENTS

                                                                   JUNE 30, 2001

                                                                 [LOGO] LOGICORP

================================================================================

                                                     LOGICORP SERVICE GROUP LTD.

================================================================================

                                                                            2001

                                                                        CONTENTS

                                                                         Page
                                                                         ----

AUDITORS' REPORT                                                          1

FINANCIAL STATEMENTS

Balance Sheet                                                             2

Statements of Earnings and Deficit                                        3

Statement of Cash Flows                                                   4

Notes to the Financial Statements                                         5 - 7

                         [LETTERHEAD OF GRANT THORNTON]


Auditors' Report

To the Shareholders of
Logicorp Service Group Ltd.

We have audited the balance sheet of Logicorp Service Group Ltd. as at June 30, 2001 and the statements of earnings and deficit and cash flows for the year then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the company as at June 30, 2001 and the results of its operations and cash flows for the year then ended in accordance with Canadian generally accepted accounting principles.


Edmonton, Canada                                        /s/ Grant Thornton LLP
September 6, 2001
                                                        Chartered Accountants

================================================================================

                                                     LOGICORP SERVICE GROUP LTD.

================================================================================

                                                                   BALANCE SHEET
                                                                   AS AT JUNE 30
                                     ASSETS

                                                          2001             2001
--------------------------------------------------------------------------------

CURRENT
   Cash and cash equivalents                         $   6,374        $   3,940
   Accounts receivable                                  42,964           98,298
   Income taxes receivable                                  --           28,613
   Prepaid expenses                                         --               43
--------------------------------------------------------------------------------

                                                        49,338          130,894

DUE FROM AFFILIATED COMPANY (Note 2)                   561,532          524,445

GOODWILL                                                     1                1
--------------------------------------------------------------------------------

                                                     $ 610,871        $ 655,340
================================================================================

                                  LIABILITIES

CURRENT
   Salaries and wages payable                        $     253        $   6,293
   Income taxes payable                                 13,602               --
   Due to related parties (Note 3)                     161,581          150,000
--------------------------------------------------------------------------------

                                                       175,436          156,293

DEFERRED REVENUE (Note 4)                              458,446          521,965
--------------------------------------------------------------------------------

                                                       633,882          678,258
--------------------------------------------------------------------------------

                            SHAREHOLDERS' DEFICIENCY

SHARE CAPITAL (Note 5)                                      31               31

DEFICIT                                                (23,042)         (22,949)
--------------------------------------------------------------------------------
                                                       (23,011)         (22,918)
--------------------------------------------------------------------------------

                                                     $ 610,871        $ 655,340
================================================================================

APPROVED ON BEHALF OF THE BOARD:

_____________________________ Director

_____________________________ Director

               See accompanying notes to the financial statements


                                                                              2.

================================================================================

                                                     LOGICORP SERVICE GROUP LTD.

================================================================================

                                              STATEMENTS OF EARNINGS AND DEFICIT
                                                    FOR THE PERIOD ENDED JUNE 30

                                                              2001         2000
                                                        (12 Months)   (4 Months)
--------------------------------------------------------------------------------

REVENUE (Note 6)                                       $ 1,674,325    $ 633,456
--------------------------------------------------------------------------------

COST OF SALES
   Product                                                 274,546       85,918
   Logistical and administrative support (Note 6)          780,392      474,000
   Salaries, wages and benefits                            291,680      101,186
--------------------------------------------------------------------------------
                                                         1,346,618      661,104
--------------------------------------------------------------------------------
GROSS PROFIT                                               327,707      (27,648)
--------------------------------------------------------------------------------

EXPENSES
   Advertising and promotion                                   397           --
   Bad debt expense                                         50,060           --
   Interest and bank charges                                   128        1,491
   Office expense                                              819           41
   Salaries and benefits                                    76,440       33,856
   Training                                                    703          728
   Travel                                                       --          580
--------------------------------------------------------------------------------
                                                           128,547       36,696
--------------------------------------------------------------------------------
EARNINGS (LOSS) FROM OPERATIONS                            199,160      (64,344)
--------------------------------------------------------------------------------

OTHER REVENUE
   Interest revenue                                            821           --
--------------------------------------------------------------------------------

NET EARNINGS (LOSS) BEFORE INCOME TAX                      199,981      (64,344)

PROVISION FOR (RECOVERY OF) INCOME TAXES                    38,493       (7,568)
--------------------------------------------------------------------------------

NET EARNINGS (LOSS)                                        161,488      (56,776)

(DEFICIT) RETAINED EARNINGS, beginning of period           (22,949)      33,827

DIVIDENDS                                                 (161,581)          --
--------------------------------------------------------------------------------

DEFICIT, end of period                                 $   (23,042)   $ (22,949)
================================================================================

               See accompanying notes to the financial statements


                                                                              3.

================================================================================

                                                     LOGICORP SERVICE GROUP LTD.

================================================================================

                                                         STATEMENT OF CASH FLOWS
                                                    FOR THE PERIOD ENDED JUNE 30

                                                             2001          2000
                                                       (12 Months)    (4 Months)
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS

 OPERATING ACTIVITIES
   Net earnings (loss)                                  $ 161,488     $ (56,776)

 CHANGES IN NON-CASH WORKING CAPITAL BALANCES
   Accounts receivable                                     55,334       (26,568)
   Prepaid expenses                                            43            94
   Salaries and wages payable                              (6,040)          146
   Income taxes payable/receivable                         42,215       (15,551)
   Payable to related parties                              11,581            --
   Deferred revenue                                       (63,519)     (138,720)
--------------------------------------------------------------------------------

                                                          201,102      (237,375)
--------------------------------------------------------------------------------

 FINANCING ACTIVITIES
   Advances from (to) affiliated company                  (37,087)      240,126
   Dividends                                             (161,581)           --
--------------------------------------------------------------------------------

                                                         (198,668)      240,126
--------------------------------------------------------------------------------

INCREASE IN CASH AND CASH EQUIVALENTS                       2,434         2,751

CASH AND CASH EQUIVALENTS, beginning of period              3,940         1,189
--------------------------------------------------------------------------------

CASH AND CASH EQUIVALENTS, end of period                $   6,374     $   3,940
================================================================================
Supplementary cash flow information:
   Income taxes paid                                    $   2,039     $   6,117

               See accompanying notes to the financial statements


                                                                              4.

================================================================================

                                                     LOGICORP SERVICE GROUP LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   JUNE 30, 2001

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      (a)   Nature of operations

            The company is a computer service organization which specializes in the supply and integration of computer products. The company serves both large and small organizations and is particularly valued by organizations having complex data and communication configurations.

      (b)   Revenue recognition

            For product sold, revenue is recognized when the product is shipped. For maintenance contracts, revenue is recognized when the service has been provided.

      (c)   Use of estimates

            In preparing the company's financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenue and expenses during the period. Actual results could differ from these estimates.

      (d)   Cash and cash equivalents

            Cash and cash equivalents include cash on hand and balances with banks, net of bank overdrafts.

2. DUE FROM AFFILIATED COMPANY

      The amounts due from Logicorp Data Systems Ltd. are unsecured, non-interest bearing and have no specific terms of repayment.

3. DUE TO RELATED PARTIES

      Amounts due to related parties are unsecured, non-interest bearing and have no specific terms of repayment.

4. DEFERRED REVENUE

      Deferred revenue represents maintenance contracts for which the company has received consideration, but has yet to provide the services called for under the contract.


                                                                              5.

================================================================================

                                                     LOGICORP SERVICE GROUP LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   JUNE 30, 2001

--------------------------------------------------------------------------------

5. SHARE CAPITAL

      Authorized
      Unlimited Class A common voting shares
      Unlimited Class B common non-voting shares
      Unlimited Class I preferred non-voting shares
                      redeemable at issue price
      Unlimited Class II preferred non-voting shares
                                                              2001         2000
--------------------------------------------------------------------------------
      Issued
      3,000 Class A common voting shares                $       30   $       30
      1 Class I preferred non-voting share                       1            1
--------------------------------------------------------------------------------

                                                        $       31   $       31
================================================================================

6. RELATED PARTY TRANSACTIONS

      The company is affiliated with Logicorp Data Systems Ltd. by virtue of common control. During the period the company sold services to Logicorp Data Systems Ltd. and was charged fees from Logicorp Data Systems Ltd. as follows:

                                                             2001          2000
                                                       (12 Months)    (4 Months)
--------------------------------------------------------------------------------

      Services sold                                    $1,674,325      $633,456
      Logistical and administrative
        support fees charged                           $  780,392      $474,000

      The administrative support fee consists of rent allocation, business taxes, insurance, administrative wages and other administration charges from Logicorp Data Systems Ltd.

7. COMPARATIVE FIGURES

      Certain balances of the preceding period have been reclassified to conform with the current period's financial statement presentation.


                                                                              6.

================================================================================

                                                     LOGICORP SERVICE GROUP LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   JUNE 30, 2001

--------------------------------------------------------------------------------

8. FINANCIAL INSTRUMENTS

      Credit risk

      The company is subject to credit risk through trade receivables. Credit risk is minimized by a large customer base and its geographic dispersion. The company maintains provisions for potential credit losses and any such losses to date have been within management's expectations.

      Fair value of financial instruments

      The carrying value of cash and cash equivalents, accounts receivable, salaries and wages payable approximate fair value because of the near term maturity of these instruments. It was not practicable to determine the fair value of amounts due from the affiliated company or to related parties as there is no secondary market for these financial instruments.


                                                                              7.

================================================================================

                                                     LOGICORP SERVICE GROUP LTD.

================================================================================

                                                            FINANCIAL STATEMENTS

                                                                   JUNE 30, 2000

                                                                 [LOGO] LOGICORP

================================================================================

                                                     LOGICORP SERVICE GROUP LTD.

================================================================================

                                                                   JUNE 30, 2000

                                                                        CONTENTS

                                                                            PAGE
                                                                            ----

AUDITOR'S REPORT                                                              1

FINANCIAL STATEMENTS

Balance Sheet                                                                 2

Statements of Loss and Deficit                                                3

Statement of Cash Flows                                                       4

Notes to Financial Statements                                                5-7

                                                                AUDITOR'S REPORT

To the Shareholders of:
LOGICORP SERVICE GROUP LTD.

We have audited the balance sheet of LOGICORP SERVICE GROUP LTD. as at June 30, 2000 and the statements of income, retained earnings and changes in financial position for the year then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the company as at June 30, 2000 and the results of its operations and the changes in its financial position for the year then ended in accordance with generally accepted accounting principles.

Edmonton, Alberta
July 19, 2000                                              CHARTERED ACCOUNTANTS


                                                                              1.

================================================================================

                                                     LOGICORP SERVICE GROUP LTD.

================================================================================

                                                                   BALANCE SHEET
                                                                           AS AT

                                     ASSETS

                                                    JUNE 30, 2000   Feb 29, 2000
--------------------------------------------------------------------------------

CURRENT
  Cash and cash equivalents                           $   3,940       $  1,189
  Accounts receivable                                    98,298         71,730
  Income taxes receivable                                28,613         13,062
  Prepaid expenses                                           43            137
--------------------------------------------------------------------------------

                                                        130,894         86,118

DUE FROM AFFILIATED COMPANY (Note 2)                    524,445        764,571

GOODWILL                                                      1              1
--------------------------------------------------------------------------------

                                                      $ 655,340       $850,690
================================================================================

                                  LIABILITIES

CURRENT
  Salaries and wages payable                          $   6,293       $  6,147
  Due to related parties (Note 3)                       150,000        150,000
--------------------------------------------------------------------------------

                                                        156,293        156,147

DEFERRED REVENUE (Note 4)                               521,965        660,685
--------------------------------------------------------------------------------

                                                        678,258        816,832
--------------------------------------------------------------------------------

                            SHAREHOLDERS' DEFICIENCY

SHARE CAPITAL (Note 5)                                       31             31

(DEFICIT) RETAINED EARNINGS                             (22,949)        33,827
--------------------------------------------------------------------------------

                                                        (22,918)        33,858
--------------------------------------------------------------------------------

                                                      $ 655,340       $850,690
================================================================================

APPROVED ON BEHALF OF THE BOARD:

_____________________________ Director
_____________________________ Director

               See accompanying notes to the financial statements


                                                                              2.

================================================================================

                                                     LOGICORP SERVICE GROUP LTD.

================================================================================

                                       STATEMENT OF INCOME AND RETAINED EARNINGS
                                                            FOR THE PERIOD ENDED

                                                   JUNE 30, 2000    Feb 29, 2000
                                                     (4 Months)     (12 Months)
--------------------------------------------------------------------------------

(LOSS) INCOME FROM BRANCH OPERATIONS (Page 10)       $     (65)      $ 344,773

INCOME FROM CORPORATE OPERATIONS (Page 11)              71,455          79,755
--------------------------------------------------------------------------------

INCOME FROM OPERATIONS                                  71,390         424,528

OTHER REVENUE AND (EXPENSE)
  Interest revenue                                       2,791           3,449
  Retirement compensation agreements                        --        (450,000)
--------------------------------------------------------------------------------

NET INCOME (LOSS) BEFORE INCOME TAXES                   74,181         (22,023)

PROVISION FOR INCOME TAXES                               7,903              --
--------------------------------------------------------------------------------

NET INCOME (LOSS)                                       66,278         (22,023)

RETAINED EARNINGS, beginning of period                 382,734         404,757
--------------------------------------------------------------------------------

RETAINED EARNINGS, end of period                     $ 449,012       $ 382,734
================================================================================

               See accompanying notes to the financial statements


                                                                              3.

================================================================================

                                                     LOGICORP SERVICE GROUP LTD.

================================================================================

                                                         STATEMENT OF CASH FLOWS
                                                            FOR THE PERIOD ENDED

                                                   JUNE 30, 2000    Feb 29, 2000
                                                     (4 Months)     (12 Months)
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS

OPERATING ACTIVITIES
  Net (loss) income                                  $ (56,776)      $ 169,941
CHANGES IN NON-CASH WORKING CAPITAL BALANCES
  Accounts receivable                                  (26,568)         14,105
  Prepaid expenses                                          94             735
  Salaries and wages payable                               146           5,140
  Income taxes receivable                              (15,551)        (34,407)
  Deferred revenue                                    (138,720)        562,666
--------------------------------------------------------------------------------

                                                      (237,375)        718,180

FINANCING ACTIVITIES
  Advances from (to) affiliated company                240,126        (568,278)
  Dividends                                                 --        (150,000)
--------------------------------------------------------------------------------

                                                       240,126        (718,278)
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH AND CASH
  EQUIVALENTS                                            2,751             (98)

CASH AND CASH EQUIVALENTS, beginning of
  period                                                 1,189           1,287
--------------------------------------------------------------------------------

CASH AND CASH EQUIVALENTS, end of period             $   3,940       $   1,189
================================================================================

Supplementary cash flow information:
  Income taxes paid                                      6,117          32,624


                                                                              4.

================================================================================

                                                     LOGICORP SERVICE GROUP LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   JUNE 30, 2000

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   (a)   General

         The company is a computer service organization which specializes in the supply and integration of computer products. The company serves both large and small organizations and is particularly valued by organizations having complex data and communication configurations.

   (b)   Revenue Recognition

         For product sold, revenue is recognized when the product is shipped. For maintenance contracts, revenue is recognized when the service has been provided.

   (c)   Use of Estimates

         In preparing the company's financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenue and expenses during the period. Actual results could differ from these estimates.

   (d)   Cash and cash equivalents

         Cash and cash equivalents include cash on hand and balances with banks, net of bank overdrafts.

2. DUE FROM AFFILIATED COMPANY

   The amounts due from Logicorp Data Systems Ltd. are unsecured, non-interest bearing and have no specific terms of repayment.

3. DUE TO RELATED PARTIES

   Amounts due to related parties are non-interest bearing and have no specific terms of repayment.

4. DEFERRED REVENUE

   Deferred revenue represents maintenance contracts for which the company has received consideration, but has yet to provide the services called for under the contract.


                                                                              5.

================================================================================

                                                     LOGICORP SERVICE GROUP LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   JUNE 30, 2000

--------------------------------------------------------------------------------

5. SHARE CAPITAL

   Authorized
   Unlimited Class A common voting shares
   Unlimited Class B common non-voting shares
   Unlimited Class II preferred non-voting shares
   Unlimited Class I preferred non-voting shares
                   redeemable at issue price

                                                June 30, 2000       Feb 29, 2000
--------------------------------------------------------------------------------

   Issued
   3,000 Class A common voting shares                $30                 $30
   1 Class I preferred non-voting share                1                   1
--------------------------------------------------------------------------------

                                                     $31                 $31

================================================================================

6. RELATED PARTY TRANSACTIONS

   The company is affiliated with Logicorp Data Systems Ltd. by virtue of common control. During the period the company sold services to Logicorp Data Systems Ltd. and was charged fees from Logicorp Data Systems Ltd. as follows:

                                                 June 30, 2000      Feb 29, 2000
                                                   (4 Months)        (12 Months)
--------------------------------------------------------------------------------

   Services Sold                                    $633,456         $1,804,346
   Administrative support fees charged              $474,000         $1,035,000

   The administrative support fee consists of rent allocation, business taxes, insurance, administrative wages and other administration charges from Logicorp Data Systems Ltd.

7. COMPARATIVE FIGURES

   Certain balances of the preceding period have been reclassified to conform with the current period's financial statement presentation.


                                                                              6.

================================================================================

                                                     LOGICORP SERVICE GROUP LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   JUNE 30, 2000

--------------------------------------------------------------------------------

8. FINANCIAL INSTRUMENTS

   Credit risk

   The company is subject to credit risk through trade receivables. Credit risk is minimized by a large customer base and its geographic dispersion. The company maintains provisions for potential credit losses and any such losses to date have been within management's expectations.

   Fair value of Financial Instruments

   The carrying value of cash and cash equivalents, accounts receivable, salaries and wages payable approximate fair value because of the near term maturity of these instruments. It was not practicable to determine the fair value of amounts due from the affiliated company or to related parties as there is no secondary market for these financial instruments.

9. CHANGE OF FISCAL YEAR

   The company has changed its fiscal year from February 29 to June 30 to better reflect the natural operating cycle of the business.


                                                                              7.

                        591360 Alberta Ltd.
                        Financial Statements
                        For the years ended June 30, 2001 and 2000

                                                                      [BDO LOGO]

591360 Alberta Ltd.
Financial Statements
For the years ended June 30, 2001 and 2000

                                                                        Contents
================================================================================

Auditors' Report                                                               2

Financial Statements

     Balance Sheets                                                            3

     Statements of Operations and Retained Earnings                            4

     Summary of Significant Accounting Policies                                5

     Notes to Financial Statements                                             6

                                                                      [BDO LOGO]

[BDO LOGO]        BDO Dunwoody LLP          1000 First Edmonton Place
                  Chartered Accountants     10665 Jasper Avenue
                  and Consultants           Edmonton Alberta Canada T5J 3S9
                                            Telephone: (780) 423-4353
                                            Telefax: 17801 424-2110

================================================================================

                                                                Auditors' Report

--------------------------------------------------------------------------------

To the Shareholder of
591360 Alberta Ltd.

We have audited the balance sheets of 591360 Alberta Ltd. as at June 30, 2001 and 2000 and the statements of operations and retained earnings for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

The Company accounts for its investment in a company subject to significant influence on a cost basis. Canadian generally accepted accounting principles require that the investment be accounted for on an equity basis.

In our opinion, except that the investment subject to significant influence is accounted for on a cost basis rather than an equity basis, these financial statements present fairly, in all material respects, the financial position of the Company as at June 30, 2001 and 2000 and the results of its operations for the years then ended in accordance with Canadian generally accepted accounting principles.


/s/ BDO Dunwoody LLP

Chartered Accountants

Edmonton, Alberta
January 29, 2002

BDO Dunwoody LLP is a Limited Liability Partnership registered in Ontario

================================================================================
                                                             591360 Alberta Ltd.
                                                                 Balance Sheets

June 30                                                       2001          2000
--------------------------------------------------------------------------------
Assets

Current
  Cash                                                    $    464      $    442

Long-term investment (Note 1)
Due from related parties                                        10            10
(Note 3)                                                   173,395       119,535
                                                          ----------------------

                                                          $173,869      $119,987
================================================================================
Liabilities and Shareholder's Equity

Current
  Accounts payable and accrued liabilities                $  3,500      $  1,250
                                                          ----------------------
Shareholder's equity
  Share capital (Note 4)                                        10            10
  Retained earnings                                        170,359       118,727
                                                          ----------------------

                                                           170,369       118,737
                                                          ----------------------
                                                          $173,869      $119,987
================================================================================

On behalf of the Board:

/s/ [ILLEGIBLE] Director
----------------

The accompanying summary of significant accounting policies and notes are an integral part of these financial statements.

                                                                      [BDO LOGO]

================================================================================
                                                             591360 Alberta Ltd.
                                  Statements of Operations and Retained Earnings

For the years ended June 30                                  2001          2001
--------------------------------------------------------------------------------

Dividend income                                         $  53,860     $  50,000
                                                        -----------------------

Expenses (recovery)
  Bank charges and interest                                   (22)           22
  Professional fees                                         2,250           661
                                                        -----------------------

                                                            2,228           683
                                                        -----------------------


Net income for the year                                    51,632        49,317

Retained earnings, beginning of year                      118,727       106,410

Dividends paid                                                 --       (37,000)
                                                        -----------------------

Retained earnings, end of year                          $ 170,359     $ 118,727
================================================================================

The accompanying summary of significant accounting policies and notes are an integral part of these financial statements.

                                                                      [BDO LOGO]

================================================================================
                                                             591360 Alberta Ltd.
                                      Summary of Significant Accounting Policies

June 30, 2001 and 2000
--------------------------------------------------------------------------------

Nature of Business        The Company is incorporated under the laws
                          of Alberta and is a holding company.

Management Estimates      These financial statement have been prepared
                          by management in accordance with Canadian generally accepted accounting principles.
                          Because the precise determination of many assets, liabilities, revenue and expenses is dependent on future events, the preparation of financial statements for a period necessarily includes the use of estimates and approximations which have been made using careful judgement. Actual results could differ from those estimates. These financial statements have, in management's opinion, been properly prepared within reasonable limits of materiality and within the framework of the accounting principles summarized below.

Financial Instruments     The Company as part of its operations
                          carries a number of financial instruments.
                          Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments.

Long-term Investment      The investment in shares in recorded at
                          cost.

                                                                      [BDO LOGO]

===============================================================================
                                                             591360 Alberta Ltd.
                                                   Notes to Financial Statements

June 30, 2001 and 2000
--------------------------------------------------------------------------------

1.    Long-term Investment

      The Company owns 1/3 of the outstanding shares of Logicorp Service Group Ltd., a Canadian private company.

--------------------------------------------------------------------------------

2.    Income Taxes

      The Company has losses available for income tax purposes totalling $5,283. This amount can be used to reduce taxable income of future years, the benefit of which has not been recorded in these financial statements.

      These losses expire as follows:

                   Year                         Amount

                   2003                         $   731
                   2005                             907
                   2006                             734
                   2007                             683
                   2008                           2,228
                                                -------
                                                $ 5,283
                                                =======

--------------------------------------------------------------------------------

3.    Related Party Transactions

      At the end of the year, the amounts due from related parties are as follows:

                                                              2001          2000
                                                          ----------------------

Company under common control                              $ 69,535      $ 69,535
Company subject to significant influence                   103,860        50,000
                                                          ----------------------

                                                          $173,395      $119,535
                                                          ======================

      These balances are unsecured, non-interest bearing, with no fixed terms of repayment.

--------------------------------------------------------------------------------

4.    Share Capital

       Authorized
         An unlimited number of Class A common, voting shares
         An unlimited number of Class B common, non-voting shares
         An unlimited number of Class I and II preferred, non-voting shares

       Issued

                                                              2001          2000
                                                          ----------------------

         1,000 Class A common shares                      $     10      $     10
                                                          ======================

--------------------------------------------------------------------------------

                                                                      [BDO LOGO]

================================================================================
                                                             591360 Alberta Ltd.
                                                   Notes to Financial Statements

June 30, 2001 and 2000
--------------------------------------------------------------------------------

5.    Statement of Cash Flows

      A statement of cash flows was not presented since the cash flow information is readily apparent from other financial statements or is adequately disclosed in the notes to these financial statements.

--------------------------------------------------------------------------------

                                                                      [BDO LOGO]

                             123557 Alberta Ltd.
                             (Formerly Merc Management Limited)
                             Financial Statements
                             For the years ended October 31, 2001 and 2000

                                                                      [BDO LOGO]

123557 Alberta Ltd.
Financial Statements
For the years ended October 31, 2001 and 2000

                                                                        Contents
================================================================================

Auditors' Report                                                               2

Financial Statements

     Balance Sheets                                                            3

     Statements of Operations and Retained Earnings                            4

     Summary of Significant Accounting Policies                                5

     Notes to Financial Statements                                             6

                                                                      [BDO LOGO]

[BDO LOGO]        BDO Dunwoody LLP          1000 First Edmonton Place
                  Chartered Accountants     10665 Jasper Avenue
                  and Consultants           Edmonton Alberta Canada T5J 3S9
                                            Telephone: (780) 423-4353
                                            Telefax: (780) 424-2110

================================================================================

                                                                Auditors' Report

--------------------------------------------------------------------------------

To the Shareholders of
123557 Alberta Ltd.

We have audited the balance sheets of 123557 Alberta Ltd. as at October 31, 2001 and 2000 and the statements of operations and retained earnings for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

The Company accounts for its investment in a company subject to significant influence on a cost basis. Canadian generally accepted accounting principles require that the investment be accounted for on an equity basis.

In our opinion, except that the investment subject to significant influence is accounted for on a cost basis rather than an equity basis, these financial statements present fairly, in all material respects, the financial position of the Company as at October 31, 2001 and 2000 and the results of its operations for the years then ended in accordance with Canadian generally accepted accounting principles.


/s/ BDO Dunwoody LLP

Chartered Accountants

Edmonton, Alberta
February 23, 2002


                                                                      [BDO LOGO]

BDO Dunwoody LLP is a Limited Liability Partnership registered in Ontario

================================================================================
                                                             123557 Alberta Ltd.
                                                                  Balance Sheets

October 31                                                    2001          2000
--------------------------------------------------------------------------------

Assets

Current
  Cash                                                    $     --      $  4,267
  Short-term investments                                        --        48,522
  Accounts receivable                                           --         1,000
  Income taxes recoverable                                      --         4,700
  Due from related parties                                      --         4,355
                                                          ----------------------
                                                                --        62,844

Long-term investment (Note 1)                                5,228         5,228
                                                          ----------------------

                                                          $  5,228      $ 68,072
================================================================================

Liabilities and Shareholder's Equity

Current
  Accounts payable and accrued liabilities                $  2,499      $  3,200
                                                          ----------------------

Shareholder's equity
  Share capital (Note 2)                                        20            20
  Retained earnings                                          2,709        64,852
                                                          ----------------------

                                                             2,729        64,872
                                                          ----------------------

                                                          $  5,228      $ 68,072
================================================================================

On behalf of the Board:


/s/ [ILLEGIBLE]     Director
-------------------


/s/ [ILLEGIBLE]     Director
-------------------

The accompanying summary of significant accounting policies and notes are an integral part of these financial statements.

                                                                      [BDO LOGO]

================================================================================
                                                             123557 Alberta Ltd.
                                  Statements of Operations and Retained Earnings

For the years ended June 30                                  2001          2001
--------------------------------------------------------------------------------
Revenue
  Consulting                                            $   9,000     $  12,000
  Investment loss                                          (6,335)       (1,315)
                                                        -----------------------

                                                           2,665         10,685

Expenses
  Avertising and promotion                                  8,049         7,802
  Automotive                                                4,400         4,466
  Bank charges and interest                                    38            60
  Office                                                    2,246         3,104
  Professional fees                                         5,185         1,114
  Telephone and utilities                                      --           109
  Travel                                                    4,612         2,957
                                                        -----------------------

                                                           24,530        19,612
                                                        -----------------------

Net income for the year                                   (21,865)       (8,927)

Retained earnings, beginning of year                       64,852        73,779

Dividends paid                                            (36,812)           --

Adjustment on transaction with a company under common
  control (Note 5)                                         (3,466)           --
                                                        -----------------------

Retained earnings, end of year                          $   2,709     $  64,852
================================================================================

The accompanying summary of significant accounting policies and notes are an integral part of these financial statements.

                                                                      [BDO LOGO]

================================================================================
                                                             123557 Alberta Ltd.
                                      Summary of Significant Accounting Policies

October 31, 2001 and 2000
--------------------------------------------------------------------------------

Nature of Business            The Company is incorporated under the laws
                              of Alberta and is a holding company.

Management Estimates          These financial statements have been
                              prepared by management in accordance with Canadian generally accepted accounting principles. Because the precise determination of many assets, liabilities, revenue and expenses is dependent on future events, the preparation of financial statements for a period necessarily includes the use of estimates and approximations which have been made using careful judgement. Actual results could differ from those estimates. These financial statements have, in management's opinion, been properly prepared within reasonable limits of materiality and within the framework of the accounting principles summarized below.

Financial Instruments         The Company as part of its operations
                              carries a number of financial instruments.
                              Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments.

Short-term Investments        Temporary investments are stated at the
                              lower of cost and market value.

Long-term Investments         The investment in shares is recorded at
                              cost.

                                                                      [BDO LOGO]

================================================================================
                                                             123557 Alberta Ltd.
                                                   Notes to Financial Statements

October 31 2001 and 2000
--------------------------------------------------------------------------------

1.    Long-term Investment

      The Company owns 1/3 of the outstanding shares of Logicorp Data Systems Ltd., a Canadian private company.

--------------------------------------------------------------------------------

2.    Share Capital

      Authorized
        10,000 Class A common, voting shares
         5,000 Class B common, non-voting shares
         5,000 preferred, non-voting shares

      Issued
                                                    2001          2000
                                                ----------------------

           100 Class A common shares            $     10      $     10
            10 Class A common shares                  10            10
                                                ----------------------

                                                $     20      $     20
                                                ======================

--------------------------------------------------------------------------------

3.    Income Taxes

      The Company has losses available for income tax purposes totalling $74,210. This amount can be used to reduce taxable income of future years, the benefit of which has not been recorded in these financial statements.

      These losses expire as follows:

                   Year                         Amount

                   2004                         $14,431
                   2005                             520
                   2006                          30,242
                   2007                           4,220
                   2008                          24,887
                                                -------

                                                $74,210
                                                =======

--------------------------------------------------------------------------------

4.    Statement of Cash Flows

      A statement of cash flows was not presented since the cash flow information is readily apparent from other financial statements or is adequately disclosed in the notes to these financial statements.

--------------------------------------------------------------------------------

                                                                      [BDO LOGO]

================================================================================
                                                             123557 Alberta Ltd.
                                                   Notes to Financial Statements

October 31, 2001 and 2000
--------------------------------------------------------------------------------

5.    Related Party Transaction

      During the year, the Company transferred a significant portion of its nets assets to a company under common control for the following proceeds which approximate fair market value.

      Cash                                      $   406
      Short-term investments                     38,725
      Accounts receivable                         2,000
      Income taxes recoverable                    4,700
                                                -------

      Total proceeds                            $45,831
                                                =======

      Assumption of accounts payable            $ 5,885
      Assumption of shareholders' loans          39,946
                                                =======

      Total consideration                       $45,831
                                                =======

      This transaction has been recorded in these financial statements at the carrying amount of the assets as reflected on the books of the seller being $49,297. The difference between the consideration paid and the carrying amount has been recorded as a reduction to retained earnings of $3,466.

--------------------------------------------------------------------------------

                             CHELL GROUP CORPORATION
              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                   (Unaudited - Expressed in Canadian dollars)

      On March 15, 2002, Chell Group Corporation ("Chell"), through its wholly-owned subsidiary Chell Merchant Capital Group, acquired, effective as of January 1, 2002, all of the outstanding capital stock of Logicorp Data Systems Ltd., Logicorp Service Group Ltd., 123557 Alberta Ltd. and 591360 Alberta Ltd. ("Logicorp"). The aggregate purchase price was $14,182,048, satisfied by $1,500,000 in cash, the issuance of two non-interest bearing promissory notes with a maturity value of $2,540,000 and the issuance of 5,355,000 exchangeable shares of Chell's wholly owned subsidiary Chell Merchant Capital Group.

      The acquisition is accounted for using the purchase method of accounting, with the assets acquired and the liabilities assumed recorded at fair values. The results of operations of Logicorp will be included with those of Chell as of the effective date of the Logicorp transaction. The pro forma condensed consolidated balance sheet as of August 31, 2001 is based on the historical balance sheet of Chell and Logicorp as of that date. The pro forma condensed consolidated statement of operations for the year ended August 31, 2001 is based on the historical statement of operations of Chell and Logicorp for that period. The pro forma statement of operations assumes the acquisition took place on September 1, 2000.

      The pro forma condensed consolidated balance sheet as of December 31, 2001 is based on the historical balance sheet of Chell and Logicorp as of that date. The pro forma condensed consolidated statement of operations for the 4 months ended December 31, 2001 is based on the historical statement of operations of Chell and Logicorp for that period. The pro forma statement of operations assumes the acquisition took place on September 1, 2001.

      The pro forma condensed financial statements are not intended to be indicative of the financial position or results of operations which actually would have been realized had the acquisition occurred at the date assumed, nor of the future results of operations of the combined entities. The accompanying pro forma condensed financial statements should be read in conjunction with the historical financial statements and notes of Chell

                             CHELL GROUP CORPORATION
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                              As at August 31, 2001
                   (Unaudited - Expressed in Canadian dollars)


---------------------------------------------------------------------------------------------------------------
                                                         Chell Group
                                                         Corporation     LogiCorp    Adjustments     Profroma
---------------------------------------------------------------------------------------------------------------
ASSETS
Current
Cash and cash equivalents                                    356,421            --            --        356,421
Short-term investments                                        19,676            --            --         19,676
Accounts receivable, trade - net of allowance for                 --            --            --             --
doubtful accounts                                          2,308,790     7,902,741            --     10,211,531
Other receivables                                             84,814            --            --         84,814
Income taxes receivable                                      155,204      (3,705)             --        151,499
Inventory                                                    105,590     1,589,057            --      1,694,647
Prepaid expenses                                             570,868        80,526            --        651,394
---------------------------------------------------------------------------------------------------------------
                                                           3,601,363     9,568,619            --     13,169,982
---------------------------------------------------------------------------------------------------------------
Property and equipment, net                                8,260,282     1,379,045            --      9,639,327
Licenses, net of accumulated amortization                    247,321            --            --        247,321
Goodwill, net of accumulated amortization                  1,795,737            --    13,799,215     15,594,952
Notes receivable                                             160,000            --            --        160,000
Deposit on purchase                                        1,689,710            --            --      1,689,710
Other assets, net of amortization                            388,032            --            --        388,032
Net assets from discontinued operations                       82,558            --            --         82,558
---------------------------------------------------------------------------------------------------------------
                                                          16,225,003    10,947,664    13,799,215     40,971,882
---------------------------------------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLDERS' EQUITY
Current
Bank indebtedness                                                 --     3,829,086            --      3,829,086
Accounts payable - trade                                   2,469,663     5,662,285            --      8,131,948
Notes payable                                                     --            --     4,040,000      4,040,000
Accrued liabilities                                        1,789,042            --            --      1,789,042
Current portion of long-term debt                          3,774,658            --            --      3,774,658
---------------------------------------------------------------------------------------------------------------
Total current liabilities                                  8,033,363     9,491,371     4,040,000     21,564,734
---------------------------------------------------------------------------------------------------------------
Long-term debt, net of current portion                     5,884,339     1,073,459            --      6,957,798
Deferred income taxes payable                                 59,173            --            --         59,173
---------------------------------------------------------------------------------------------------------------
                                                          13,976,875    10,564,830     4,040,000     28,581,705
---------------------------------------------------------------------------------------------------------------
Commitments and Contingent liabilities
Shareholders' equity
Share capital
Common shares                                                604,109           130       394,565        998,804
Capital in excess of par value                            14,143,533            --     9,747,354     23,890,887
Retained earnings (deficit)                              (12,499,514)      382,704      (382,704)   (12,499,514)
---------------------------------------------------------------------------------------------------------------
                                                           2,248,128       382,834     9,759,215     12,390,177
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                          16,225,003    10,947,664    13,799,215     40,971,882
---------------------------------------------------------------------------------------------------------------

       See accompanying notes to pro forma condensed financial statements

                             CHELL GROUP CORPORATION
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 2001
                   [Unaudited - Expressed in Canadian dollars]


---------------------------------------------------------------------------------------------------------------------
                                                            Chell Group
                                                            Corporation      Logicorp         Adjustments   Proforma

                                                                 $              $                  $           $
---------------------------------------------------------------------------------------------------------------------
REVENUE                                                      18,222,374     58,759,601             --      76,981,975
COST OF SALES                                                 6,818,111     51,859,917             --      58,678,028
---------------------------------------------------------------------------------------------------------------------
                                                             11,404,263      6,899,684             --      18,303,947
---------------------------------------------------------------------------------------------------------------------
EXPENSES
Selling, general and administrative                          16,421,578      6,134,579             --      22,556,157
Loss from equity investment in Engyro                           301,100             --             --         301,100
Write-off of leaseholds                                         355,560             --             --         355,560
---------------------------------------------------------------------------------------------------------------------
Net income (loss) before interest & depreciation             (5,673,975)       765,105             --      (4,908,870)
---------------------------------------------------------------------------------------------------------------------
Interest and bank charges                                       881,398        286,395             --       1,167,793
Depreciation and amortization                                 3,040,407         60,986             --       3,101,393
---------------------------------------------------------------------------------------------------------------------
Net income (loss) before undernoted                          (9,595,780)       417,724             --      (9,178,056)
---------------------------------------------------------------------------------------------------------------------
Minority interest                                               (27,061)            --             --         (27,061)
---------------------------------------------------------------------------------------------------------------------
Income (loss) from continuing operations                     (9,622,841)       417,724             --      (9,205,117)
---------------------------------------------------------------------------------------------------------------------
Loss from discontinued operations (net of income tax)        (1,603,384)            --             --      (1,603,384)
---------------------------------------------------------------------------------------------------------------------
Net income (loss) and comprehensive income
(loss) for the year                                         (11,226,225)       417,724             --     (10,808,501)
=====================================================================================================================

---------------------------------------------------------------------------------------------------------------------
Proforma information
Loss per share                                              $     (1.34)                                 $      (0.79)
Shares used in calculation                                    8,393,589                                    13,728,589
---------------------------------------------------------------------------------------------------------------------

       See accompanying notes to pro forma condensed financial statements

                             CHELL GROUP CORPORATION
                NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS
                          FOR THE YEAR ENDED AUGUST 31,
                         2001 [Unaudited - Expressed in
                                Canadian dollars]

Pro forma adjustments to record the purchase of Logicorp:

                  Components of purchase price:

                  Cash                                 1,500,000
                  Notes payable                        2,540,000
                  Issuance of shares                  10,142,049
                  Shareholders Equity of Logicorp       (382,834)
                                                      ----------
                  Goodwill                            13,799,215
                                                      ==========

                             CHELL GROUP CORPORATION
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                               As at Dec 31, 2001
                   (Unaudited - Expressed in Canadian dollars)


------------------------------------------------------------------------------------------------------------------
                                                           Chell Group
                                                           Corporation     LogiCorp    Adjustments      Profroma
------------------------------------------------------------------------------------------------------------------
ASSETS
Current
Cash and cash equivalents                                      165,339            --            --         165,339
Short-term investments                                           4,719            --            --           4,719
Accounts receivable, trade -- net of allowance for                  --            --            --              --
doubtful accounts                                            1,979,869     7,862,338            --       9,842,207
Other receivables                                              233,236            --            --         233,236
Income taxes receivable                                        155,271         1,436            --         156,707
Inventory                                                       89,535     1,542,340            --       1,631,875
Prepaid expenses                                               576,816        52,536            --         629,352
------------------------------------------------------------------------------------------------------------------
                                                             3,204,785     9,458,650            --      12,663,435
------------------------------------------------------------------------------------------------------------------
Property and equipment, net                                  7,513,307     1,428,067            --       8,941,374
Licenses, net of accumulated amortization                      240,123            --            --         240,123
Goodwill, net of accumulated amortization                    1,764,597            --    13,730,387      15,494,984
Notes receivable                                               160,000            --            --         160,000
Deposit on purchase                                          1,689,710            --            --       1,689,710
Other assets, net of amortization                              328,682            --            --         328,682
------------------------------------------------------------------------------------------------------------------
                                                            14,901,204    10,886,715    13,730,387      39,518,308
------------------------------------------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLDERS' EQUITY
Current
Bank indebtedness                                                   --     3,615,343            --       3,615,343
Accounts payable -- trade                                    2,777,433     5,230,816            --       8,008,249
Notes payable                                                       --            --     4,040,000       4,040,000
Accrued liabilities                                          1,984,478            --            --       1,984,478
Current portion of long-term debt                            3,625,587            --            --       3,625,587
------------------------------------------------------------------------------------------------------------------
Total current liabilities                                    8,387,498     8,846,159     4,040,000      21,273,657
------------------------------------------------------------------------------------------------------------------
Long-term debt, net of current portion                       6,049,797     1,588,896            --       7,638,693
Deferred income taxes payable                                   59,173            --            --          59,173
------------------------------------------------------------------------------------------------------------------
                                                            14,496,468    10,435,055     4,040,000      28,971,523
------------------------------------------------------------------------------------------------------------------
Commitments and Contingent liabilities
Shareholders' equity
Share capital
Common shares                                                  604,109           130       394,565         998,804
Capital in excess of par value                              14,143,533            --     9,747,354      23,890,887
Retained Earnings (deficit)                                (12,499,514)      382,704      (382,704)    (12,499,514)
  Net income (loss)                                         (1,843,392)       68,828       (68,828)     (1,843,392)
------------------------------------------------------------------------------------------------------------------
                                                               404,736       451,662     9,690,387      10,546,785
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                            14,901,204    10,886,717    13,730,387      39,518,308
------------------------------------------------------------------------------------------------------------------

       See accompanying notes to pro forma condensed financial statements

                             CHELL GROUP CORPORATION
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001
                   [Unaudited - Expressed in Canadian dollars]


---------------------------------------------------------------------------------------------------------------------------
                                                             Chell Group Corp    Logicorp         Adjustments     Proforma
                                                                (audited)
                                                                    $               $                 $              $
---------------------------------------------------------------------------------------------------------------------------
REVENUE                                                          5,010,305      14,791,620                       19,801,925
COST OF SALES                                                    1,859,279      13,022,951                       14,882,230
---------------------------------------------------------------------------------------------------------------------------
                                                                 3,151,026       1,768,669            --          4,919,695
---------------------------------------------------------------------------------------------------------------------------
EXPENSES
Selling, general and administrative                              3,605,574       1,559,626                        5,165,200
---------------------------------------------------------------------------------------------------------------------------
Net income (loss) before interest & depreciation                  (454,548)        209,043            --           (245,505)
---------------------------------------------------------------------------------------------------------------------------
Interest and bank charges                                          462,933         116,142                          579,075
Depreciation and amortization                                      940,175          24,073                          964,248
---------------------------------------------------------------------------------------------------------------------------
Net income (loss) before undernoted                             (1,857,656)         68,828            --         (1,788,828)
---------------------------------------------------------------------------------------------------------------------------
Minority interest                                                   14,264              --            --             14,264
---------------------------------------------------------------------------------------------------------------------------
Net income (loss) and comprehensive income (loss)
for the period                                                  (1,843,392)         68,828            --         (1,774,564)
===========================================================================================================================

---------------------------------------------------------------------------------------------------------------------------
Proforma information
Loss per share                                                 $     (0.20)                                     $     (0.12)
Shares used in calculation                                       9,028,239                                       14,363,239
---------------------------------------------------------------------------------------------------------------------------

       See accompanying notes to pro forma condensed financial statements

                             CHELL GROUP CORPORATION
                NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS
                        FOR THE PERIOD ENDED DECEMBER 31,
                         2001 [Unaudited - Expressed in
                                Canadian dollars]

Pro forma adjustments to record the purchase of Logicorp:

                      Components of purchase price:

                      Cash                                    1,500,000
                      Notes payable                           2,540,000
                      Issuance of shares                     10,142,049
                      Shareholders Equity of Logicorp          (451,662)
                                                             -----------
                      Goodwill                               13,730,387
                                                             ===========

                                  EXHIBIT INDEX

Exhibit
Number      Description of Exhibit                                Location
-------     ----------------------                                ----------

2.1         Share Purchase Agreement by and among Chell           Exhibit "A"
            Group Corporation, Chell Merchant Capital
            Group, Inc., Melanie Johannesen, Randy
            Baxandall, Morris Chynoweth, Elaine
            Chynoweth, the Johannesen Family Trust, the
            Baxandall Family Trust, the Merc Family
            Trust, Logicorp Data Systems Ltd., 123557
            Alberta Ltd., Logicorp Service Group Ltd. and
            591360 Alberta Ltd.+

99.1        Resolution of the Directors of Chell Merchant         Exhibit "B"
            Capital Group

+ All Exhibits so indicated are incorporated herein by reference to the exhibit listed above in the Company's Form 8-KA (Date of Report: January 22, 2002) (File No. 0-18066), filed with the Securities and Exchange Commission on January 22, 2002.